                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  Form 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)    June 10, 1996.
                                                      -----------------------

                 THE COCA-COLA BOTTLING GROUP (SOUTHWEST), INC.
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             (Exact name of registrant as specified in its charter)

                                    Nevada
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                (State or other jurisdiction of incorporation)

Registrant's telephone number, including area code: (214) 969-1910

       33-69274                                          75-1494591
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(Commission File Number)                              (I.R.S. Employer
                                                   Identification Number)


         1999 Bryan Street,  Suite 3300,  Dallas, Texas 75201
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         (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (214) 969-1910
                                                   -------------------


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     (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On June 10, 1996, the United States Court of Appeals for the Fifth Circuit reversed and vacated the September 28, 1994 decision of the Federal Trade Commission ("FTC"), in which the FTC had ordered the divestiture of Dr Pepper licenses for a ten-county area around and including San Antonio, Texas held by Coca-Cola Bottling Company of the Southwest ("San Antonio Coke"), a wholly-owned subsidiary of Texas Bottling Group, Inc., which is controlled by the Registrant. The Court of Appeals ruled that the FTC had applied the wrong legal standard and remanded the case to the FTC for further proceedings consistent with the new standard, noting that San Antonio Coke had made a "strong" argument that the previous findings already established the legality of San Antonio Coke's receipt of the licenses. San Antonio Coke will continue to defend its Dr Pepper licenses in the San Antonio area and related businesses through any further proceedings. Further background information on this matter is set forth in the Registrant's annual report on Form 10-K for the year ending December 31, 1995.
















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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              The Coca-Cola Bottling Group(Southwest), Inc. (Registrant)


Date:   June 20, 1996         By: /s/ Charles F. Stephenson
     -------------------         ----------------------------------
                                      Charles F. Stephenson
                                      President
                                      (duly authorized officer)















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